Exhibit 10.15


                              STOCK OPTION PLAN


ARTICLE 1.  ESTABLISHMENT AND PURPOSE

      1.1 Establishment. WHY USA Financial Group, Inc. (the "Company") hereby establishes a plan providing for the grant of stock options to certain eligible individuals, including employees, officers, directors, and key consultants of the company and its subsidiaries. This plan shall be known as the 2000 Stock Option Plan (the "Plan").

      1.2 Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders by enabling the Company and its subsidiaries to attract and retain persons of ability to perform services for the Company and its subsidiaries, as officers, employees, directors, and consultants, by providing an incentive to such individuals through equity participation in the Company and by rewarding such officers. Directors, and consultants who contribute to the achievement by the Company of its long-term economic objectives.


ARTICLE 2.  DEFINITIONS

      The following terms shall have the meanings set forth below, unless the context clearly otherwise requires:

      2.1   "Board" means the Board of Directors of the Company.

      2.2 "Broker Exercise Notice" means a written notice from a Participant to the Company's corporate secretary, made on a form and in a manner as the Committee may from time to time determine, pursuant to which the Participant irrevocably elects to exercise all or any portion of an Option and irrevocably directs the Company to deliver the Participant's Common Stock certificates to be issued to such Participant upon such Option exercise directly to a "broker" or "dealer" (within the meaning of Section 3(a) of the Exchange Act). A Broker Exercise Notice must be accompanied by or contain irrevocable instructions to the broker or dealer: (a) to promptly sell a sufficient number of shares of such Common Stock or to loan the Participant a sufficient amount of money to pay the exercise price for the Options and to fund any related employment and withholding tax obligations to which Broker Exercise Notice relates; and (b) to promptly remit such sums to the Company upon the broker's or dealer's receipt of the certificates.

      2.3   "Change in Control" means one or more of the events described in
Section 11.1 of the Plan.

      2.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      2.5 "Committee" means the person or entity administrating the Plan as provided in Section 3.1 of the Plan below.

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      2.6   "Common Stock" means the common stock of the Company, par value $
 .01 per share, or the number and kind of shares or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan below.

      2.7 "Date of Exercise" means the date upon which written notice of the exercise of an Option is received in proper form by the Company's corporate secretary together with full payment of the Option exercise price and compliance with Section 9.1 of the Plan.

      2.8 "Date of Grant" means the date an Option becomes effective under the terms of the governing Option Agreement.

      2.9 "Disability" means the disability of the Participant as defined in the long-term disability plan of the Company or the Subsidiary then covering the Participant or, if no such plan exists or in the case of Incentive Stock Options, the permanent and total disability of the Participant as defined in Code Section 22(e)(3).

      2.10 "Disinterested Person" means a "disinterested person" as defined in Rule 16b-3 of the Securities and Exchange Commission, as amended from time to time, and generally means any member of the Board who is not at the time acting on a matter, and within the previous year has not been, eligible to participate in any stock-based compensation plan of the Company or its affiliates.

      2.11 "Eligible Recipient" means full-time, part-time, salaried, and hourly employees and including employee and non-employee, officers, directors and consultants of the Company or any Subsidiary, upon whose judgment, initiative and efforts the Company or the Subsidiary is, or will become, largely dependent for the successful conduct of its business, including, without limitation, individuals capable of making critical technical contributions to the development of the products and services of the Company or a Subsidiary, individuals identified as successor candidates for key management positions, and individuals essential to the successful integration of business acquisitions by the Company or a Subsidiary.

      2.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

      2.13 "Fair Market Value" means, with respect to the Common Stock, as of any date:

             (a) If the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the NASDAQ National Market System, then the last reported sale price of the Common Stock on such exchange or by the NASDAQ National Market System as of the nearest day preceding such date or, if no shares were trades on such day, as of the next preceding day on which there was such a trade; or

             (b) if the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the NASDAQ National Market System, and bid and asked prices

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therefor in the over-the-counter market are reported by the NASDAQ System or the National Quotation Bureau, Inc. or any other comparable reporting service, then the average mean of the closing bid and asked prices for the ten trading days immediately preceding such date, as so reported by the NASDAQ System, or, if not so reported thereon, as reported by the National Quotation Bureau, Inc. or such comparable reporting service; or

              (c) if the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the NASDAQ National Market System, and such bid and asked prices are not so reported, such amount as the Committee determines in good faith in the exercise of its reasonable discretion.

      2.14 "Incentive Stock Option" or "ISO" means a right to purchase Common Stock granted to a Participant pursuant to Section 6 of the Plan that qualifies as an incentive stock option within the meaning of Section 422A of the Code.

      2.15 "Non-Qualified Stock Option" or "NQSO" means a right to purchase Common Stock granted to a Participant pursuant to Section 6 of the Plan that does not qualify as an Incentive Stock Option.

      2.16 "Option" means an Incentive Stock Option or a Non-Qualified Stock Option.

      2.17 "Option Agreement" means a written agreement (and any amendments or supplements thereto) between the Company and a Participant designating the terms, conditions, rights and duties relating to an Option. The form or forms of the Option Agreement shall be determined from time to time by the Committee consistent with the provisions of the Plan..

      2.18 "Participant" means an Eligible Recipient selected to receive one or more Options under the Plan.

      2.19 "Retirement" means the normal and approved early retirement of the Participant as defined in the regular retirement/pension plan of the Company or Subsidiary then covering the Participant.

      2.20 "Securities Act" means the Securities Act of 1933, as amended from time to time.

      2.21 "Subsidiary" means any corporation that is a subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

ARTICLE 3.  PLAN ADMINISTRATION

      3.1 Board or Committee. The Plan shall be administered by the Board or by a committee of the Board consisting of not less than two persons; provided, however, that from and after the date on which the Company first registers a class of its equity securities under Section 12 of the Exchange Act the Plan shall be administered by the Board, a majority of which Board and a majority of whom acting on any matter under the Plan shall be Disinterested Persons. The Board may establish, and delegate all or any part of the administration of the Plan to, a committee consisting solely of not less than three members of the Board who are Disinterested Persons. Members of such a committee, if established, shall be appointed from time to time by the Board, shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board. A majority of any such committee shall constitute a quorum and the act of a majority of the quorum shall constitute the act of such committee. Action of such a committee may be taken without a meeting if unanimous written consent to such action is given. Any such Committee shall keep minutes of its meetings or actions by written consent and shall provide copies thereof to the Board to be kept with the corporate records of the Company. As used in this Plan, the term "Committee" will refer either to the Board or to such a committee, if established. From and after the date on which the Company first registers a class of its equity securities under Section 12 of the Exchange Act, no member of the Committee shall be eligible, or shall have been eligible at any time within the lessor of one year or the period since the Company first registered a class of its equity securities under Section 12 of the Exchange Act, to receive an Option under the Plan.

      3.2 Authority. In accordance with and subject to the provisions of the Plan, the Committee shall select the Participants from Eligible Recipients, the number of shares of Common Stock to be subject to Options pursuant to the Plan, the time at which Options are to be granted, the Option exercise price, Option period and the manner in which an Option becomes exercisable, the form or forms of consideration which will be accepted by the Company from a Participant in payment of the purchase price upon exercise of an Option and shall fix such other provisions of the Options as the Committee may deem necessary or desirable and as consistent with the terms of the Plan. The Committee shall determine the form or forms of the Option Agreement with Participants which shall evidence the particular terms, conditions, rights and duties of the Company and the Participants with respect to Options granted pursuant to the Plan. With the written consent of the Participant affected thereby, the Committee may amend or modify the terms of any outstanding Option Agreement in any manner, provided that the amended or modified terms are permitted by the Plan as then in effect. Without limiting the generality of the foregoing sentence, the Committee may, with the written consent of the Participant affected thereby, modify, extend, renew, accelerate the exercisability or vesting or accept the surrender of any outstanding Option, to the extent not previously exercised or vested, and the Committee may authorize a grant of new Options in substitution therefor to the extent not previously exercised or vested. The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt and revise rules and regulations relating to the Plan as it may deem necessary or advisable for the administration of the Plan.

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      Each determination, interpretation or other action made or taken by the
Committee pursuant to the provisions of the Plan shall be conclusive and binding for all purposes and on all persons, including, without limitation, the Company and its Subsidiaries, the stockholders of the Company, the Committee and each of the members thereof, the directors, officers and employees of the Company and its Subsidiaries, and the Participants and their respective successors-in-interest. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under the Plan.

      From and after the date on which the Company first registers a class of its equity securities under Section 12 of the Exchange Act, any member of the Board who is an Eligible Recipient shall have no vote on (a) any proposed amendment to the Plan or (b) any other matter that might affect such member's individual interest under the Plan, nor shall such member's presence be counted in determining whether a quorum is present at any meeting at which a vote involving the Plan or individual rights hereunder is taken.


ARTICLE 4.  STOCK SUBJECT TO THE PLAN

      4.1 Number. The maximum number of shares of Common Stock that shall be reserved for issuance under the Plan shall be 4,500,000 shares of Common Stock subject to adjustments upon changes in capitalization of the Company as provided in Section 4.3 of the Plan below. This authorization may be increased from time to time by approval of the Board and/or the stockholders of the Company. Shares of Common Stock that may be issued upon exercise of Options shall be applied to reduce the maximum number of shares of Common Stock remaining available for use under the Plan.

      4.2 Unused Stock. Any shares of Common Stock that are subject to an Option (or any portion thereof) that expires, lapses or for any reason is terminated unexercised shall automatically become available for use under the Plan.

      4.3 Capital Adjustments. If the number of outstanding shares of Common Stock is increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock dividend, stock split, combination of shares , rights offering or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) shall make adjustments, determined by the Board in its discretion to be appropriate, as to the number and kind of securities subject to and reserved under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number, kind and, where applicable, the Option exercise price, of securities subject to outstanding Options. Notwithstanding the foregoing, the Committee, in its discretion, may determine that in connection with any such reorganization, merger or consolidation in which the Company is not the surviving corporation, the following shall occur:

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all outstanding Options shall terminate and be canceled as of the effective date of any such reorganization, merger or consolidation and shall be exercisable in full during the thirty calendar days preceding such effective date. Notwithstanding the foregoing, no such change shall be made in the terms of outstanding Incentive Stock Options that would disqualify any of such Options from treatment under Section 422A of the Code or would be considered a modification, extension or renewal of an Option under Section 424(h) of the Code, without the written consent of any affected Participant.


ARTICLE 5.  PARTICIPATION

      Participants in the Plan shall be those Eligible Recipients who, in the judgment of the Committee, have performed, are performing, or during the term of their Option will perform, vital services in the management, operation and development of the Company or a Subsidiary, and significantly contributed or are significantly contributing or are expected to significantly contribute to the achievement of long-term corporate economic objectives. Participants may be granted from time to time one or more Incentive Stock Options or one or more Non-Qualified Stock Options; provided, however, directors, officers, and consultants who are not employees of the Company shall not be eligible to receive and shall not be granted Incentive Stock Options. The number, type, terms and conditions of Options granted to various Eligible Participants need not be uniform, consistent or in accordance with any plan, whether or not such Eligible Participants are similarly situated.
      Upon determination by the Committee that an Option is to be granted to a Participant, written notice shall be given such persons, specifying the terms, conditions, rights and duties related thereto. Each Participant shall enter into a Option Agreement with the Company with respect to the grant of each Option, in such form as the Committee shall determine and which shall be consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Options shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which shall be the date of the related agreement with the Participant.


ARTICLE 6.  STOCK OPTIONS

      6.1   Grant of Options.   A Participant may be granted one or more
Options under the Plan, and the Committee in its sole discretion (to the extent permitted pursuant to Article 5) may designate whether an Option is to be considered an Incentive Stock Option or a Non-Qualified Stock Option. The Committee may grant both an Incentive Stock Option and a Non-Qualified Stock Option to the same Participant at the same time or at different times. Incentive Stock Options and Non-Qualified Stock Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event will the exercise of one Option affect the right to exercise any other Option or affect the number of shares of Common Stock for which any other Option may be exercised. The number, type, terms and conditions of Options granted to various Participants need not be uniform, consistent or in accordance with any plan, whether or not such Participants are similarly situated.

      6.2 Manner of Option Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained herein and in the Option Agreement, by delivery, in person or though certified or registered mail, of written notice of exercise to the Company at its principal executive office (Attention: Corporate Secretary), and by paying in full therewith the total Option exercise price for the shares of Common Stock to be purchased. Such notice of exercise shall be in a form satisfactory to the Committee and shall specify the particular Option (or portion) that is being exercised and the number of shares with respect to which the Option is being exercised. Subject to compliance with the provisions of Section 9.1 of the Plan, the exercise of the Option shall be deemed effective upon receipt by the Company's corporate secretary of such notice of exercise and payment complying with the terms herein and in the Option Agreement. As soon as practicable after the effective exercise of the Option, the Participant shall be recorded on the stock transfer books of the Company as the owner of the shares purchased and the Company shall deliver to the Participant one or more duly issued stock certificates evidencing such ownership.

      6.3 Payment of Option Exercise Price. The total purchase price of the shares to be purchased upon exercise of an Option shall be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee may, in its discretion, allow such payments to be made, in whole or in part, by delivery of a Broker Exercise Notice, or a promissory note (containing such terms and conditions as the Committee may in its discretion determine). If a Participant exercises any Option with respect to some, but not all, of the shares of Common Stock subject to such Option, the right to exercise such Option with respect to the remaining shares shall continue until it expires or terminates in accordance with its terms. No Option shall be exercisable except in respect of whole shares. The exercise of an Option may be made with respect to no fewer the one hundred shares at one time, unless fewer than one hundred shares remain subject to the Option and the Option is exercised for all such remaining shares.

      6.4 Rights as a Stockholder. The Participant shall have no rights as a stockholder with respect to any shares of Common Stock covered by an Option until the Participant shall have become the holder of record of such shares, and no adjustments shall be made for dividends or other distribution or other rights as to which there is a record date preceding the date the Participant becomes the holder of record of such shares except as the Committee may determine pursuant to section 4.3.

      6.5   Option Exercise Price.

            (a) Incentive Stock Options. The per share price to be paid by the Participant at the time an Incentive Stock Option is exercised shall be determined by the Committee, in its discretion, at the Date of Grant and shall be set forth in the Option Agreement; provided, however, that such price shall not be less than: (i) 100 percent of the Fair Market Value of one share of Common Stock on the Date of Grant; or (ii) 110 percent of the Fair Market Value of one share of Common Stock on the Date of Grant if, at that time the Option is granted, the Participant owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code), more than ten percent of the total combined voting power of all classes of stock of the Company, any

Subsidiary or any parent corporation of the Company (within the meaning of Section 424(e) of the Code).


            (b) Non-Qualified Stock Options. The per share price to be paid by the Participant at the time a Non-Qualified Stock Option is exercised shall be determined by the Committee, in its discretion, and shall be set forth in the Option Agreement; provided, however, that such price shall not be less than eighty-five percent of the Fair Market Value of one share of Common Stock on the Date of Grant.


      6.6   Duration of Options.

            (a) General. Options shall become exercisable at such times and in such installments (which may be cumulative) as shall be determined by the Committee, in its discretion, at the Date of Grant and shall be set forth in the Option Agreement. Upon the completion of its exercise period, an Option, to the extent not then exercised, shall expire. Except as otherwise provided in Articles 7 or 11 of the Plan, all Options granted to a Participant hereunder shall terminate and may no longer be exercised if the Participant's employment by the Company and all Subsidiaries ceases, irrespective of cause or reason, or if the Participant is employed by a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues to be employed by the Company or another Subsidiary).

            (b)   Incentive Stock Options.   The period during which an
Incentive Stock Option may be exercised shall be fixed by the Committee, in its discretion, at the Date of Grant and shall be set forth in the Option Agreement; provided, however, that in no event shall such period exceed ten years from the Date of Grant or, in the case of a Participant that owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code), more than ten percent of the total combined voting power of all classes of stock of the Company, any Subsidiary or any parent corporation of the Company (within the meaning of Section 424(e) of the Code), five years from the Date of Grant.

            (c)   Non-Qualified Stock Options.    The period during which a
Non-Qualified Stock Option may be exercised shall be fixed by the Committee, in its discretion, at the Date of Grant and shall be set forth in the Option Agreement; provided, however, in no event shall such period exceed ten years from the Date of Grant.

      6.7 Disposition of Common Stock Acquired Pursuant to the Exercise of Incentive Stock Options. Prior to making a disposition (as defined in Section 424(c) of the Code) of any shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option granted under the Plan before the expiration of two years after the Date of Grant or before the expiration of one year after the Date of Exercise and the date on which such shares of Common Stock were transferred to the Participant pursuant to exercise of the Option, the Participant shall send written notice to the Company of the proposed date of such disposition, the number of shares to be disposed of, the amount of proceeds to be received from the disposition and any other information relating to such disposition that the Company may reasonably request. The right of a Participant to make any such disposition shall be conditioned on the receipt by the Company of all amounts necessary to satisfy any federal, state or local withholding and employment-related tax requirements attributable to such disposition. The Committee shall have the right, in its discretion, to endorse the certificates representing such shares with a legend restricting transfer and to cause a stop transfer order to be entered with the Company's transfer agent until such time as the Company receives the amounts necessary to satisfy such withholding and employment-related tax requirements or until the later of the expiration of two years from the Date of Grant or one year from the Date of Exercise and the date on which such shares were transferred to the Participant pursuant to the exercise of the Option.

      6.8   Withholding Taxes.

            (a) General Rules. The Company or any Subsidiary is entitled to: (i) withhold and deduct from future wages of the Participant (or from other amounts which may be due and owning from the Participant to the Company or any Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to the Participant's exercise of an Option or otherwise incurred with respect to the Plan or an Option, including, without limitation, tax requirements attributable to a "disqualifying disposition" of shares of Common Stock acquired upon exercise of an Incentive Stock Option; or (ii) require the Participant promptly to remit the amount of such tax requirements to the Company before acting on the Participant's notice of exercise of the Option or before taking any further action with respect to the Option or the Option shares.

            (b) Special Rules. Without limiting the generality of subsection (a) above, the Committee may, in its discretion and subject to such rules as the Committee may adopt, permit a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation which may arise in connection with the grant, exercise or disposition of an Option by electing to have the Company accept a Broker Exercise Notice with respect to that number of shares, in any case having a Fair Market Value on the date such tax is determined equal to the amount necessary to satisfy the withholding or employment-related tax obligation due, or by agreeing to deliver to the Company a promissory note in payment for some or all of the necessary amounts (containing terms and conditions determined in the discretion of the Committee). However, a Participant's election to have the Company withhold shares of Common Stock or to accept a Broker Exercise Notice: (i) shall be irrevocable; (ii) shall be subject to the consent or disapproval of the Committee; and (iii) other than with respect to a Broker Exercise Notice, if the Participant is an officer, director or beneficial holder of more than ten percent of the outstanding Common Stock of the Company and at the time of exercise of the Option the Company has a class of equity securities registered under Section 12 of the Exchange Act, may not be made within six months of the Date of Grant of the Option (unless the death or Disability of the Participant occurs prior to the expiration of the six-month period) and must be made either six months prior to the date such tax is determined or between the third and twelfth business days following public release of any of the Company's quarterly or annual summary earning statements.


ARTICLE 7.  EFFECT OF TERMINATION OF EMPLOYMENT ON OPTIONS


      7.1   Termination of Employment or Status as an Officer, Director or
Consultant Due to Death, Disability or Retirement.   Except as otherwise
provided in the Option Agreement, in the event a Participant's employment or status as an Officer, Director or Consultant by the Company and all Subsidiaries is terminated by reason of the Participant's Retirement, all outstanding Options then held by the Participant shall become immediately exercisable in full and remain exercisable for a period of three months; provided, however, that the exercise may not occur after the expiration date of such Option. If, however, such termination of employment or status as an Officer, Director or Consultant is due to death or Disability, such Options shall remain exercisable for a period of one year; provided, however, that the exercise may not occur after the expiration date of such Option.

      7.2 Termination of Employment or Status as an Officer, Director or Consultant for Reasons Other than Death, Disability or Retirement.

            (a)   Except as otherwise provided in the Option Agreement or in
Article 11 or subsection (b) below, in the event that a Participant's employment or status as an Officer, Director or Consultant by the Company and all Subsidiaries is terminated for any reason other than the Participant's death, Disability or Retirement, all rights of the Participant under the Plan and under all Option Agreements shall terminate thirty days following termination without notice of any kind, and no Options then held by the Participant shall thereafter be exercisable.

            (b) Notwithstanding the provisions of subsection (a) above, upon a Participant's termination of employment or as status as an Officer, Director or Consultant by the Company and all Subsidiaries resulting from the Participant's involuntary discharge other than for cause, the Committee may, in its discretion, cause outstanding Options then held by the Participant to remain exercisable for a period in excess of thirty days, in the manner determined by the Committee; provided, however, that no Option shall be exercisable after the expiration date thereof, and Options exercised more than three months following termination of employment will not qualify as Incentive Stock Options.

      7.3   Date of Termination.   For purposes of the Plan, a Participant's
employment or status as an officer, director or consultant shall be deemed to have terminated as the date determined by the Committee in its sole discretion.

ARTICLE 8.  RIGHTS OF ELIGIBLE RECIPIENTS AND PARTICIPANTS

      8.1 Employment. Nothing in the Plan or in any Option Agreement shall expressly or impliedly interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment of any Eligible Recipient or Participant at any time, now confer upon any Eligible Recipient or Participant any right to continue in the employ of the Company or any Subsidiary for any particular period of time, in any particular capacity or at any particular level of compensation.

      8.2   Nontransferability.   No right or interest of any Participant in
an Option granted pursuant to the Plan shall be assigned or transferable or subject to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law, or otherwise, including, without limitation, execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant's death, a Participant's rights and interest in Options shall be transferable by testamentary will or by the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options to the extent permitted pursuant to Section 7.1 of the Plan may be made by, the Participant's successors-in-interest. If, in the opinion of the Committee, a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for such person's affairs because of mental condition or physical condition, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator or other legal representative upon furnishing the Committee with evidence satisfactory to the Committee of the status.

      8.3   Non-Exclusivity of the Plan.   Nothing contained in the Plan is
intended to amend, modify or rescind any previously approved compensation plans or programs entered into by the Company. The Plan will be construed to be in addition to any and all such other plans or programs. Neither the adoption of the Plan nor submission of the Plan to the stockholders of the Company for approval will be construed as creating any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable. Any benefit received upon grant or exercise or disposition of an Option or the Option shares shall not be entitled to be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any insurance, pension, retirement or profit sharing plan of the Company or any of its Subsidiaries, except as otherwise provided in the Option Agreement or as specifically set forth in any of said plans.

ARTICLE 9.  SHARE ISSUANCE AND TRANSFER RESTRICTIONS

      9.1 Share Issuance. Notwithstanding any other provision of the Plan or any Option Agreements entered into pursuant hereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to the Fulfillment of all of the following conditions:

            (a)(i) The registration of such shares under the Securities Act and applicable state securities laws, or the maintaining in effect of any such registrations, which the Committee may, in its discretion upon the advice of counsel, deem necessary or advisable; or (ii) if the Committee has determined not to so register the shares of Common Stock to be issued under the Plan, the receipt from the Participant (or, in the event of death or Disability, the Participant's successors-in-interest, heirs, or legal representatives) of any representations or agreements requested by the Company to permit such issuance to be made pursuant to exemptions from registration under the Securities Act and applicable state securities laws.

            (b) The obtaining of any other consent, approval or permit from the state or federal governmental agency which the Committee shall, in its discretion upon the advise of counsel, deem necessary or advisable.

            (c) The listing, or approval for listing upon notice of issuance, of such shares on the New York Stock Exchange, Inc. or such other securities exchange as may at the time be the principal market for the Common Stock.

      9.2 Share Transfers. Shares of Common Stock issued pursuant to the exercise of Options granted under the Plan may not be sold, assigned, transferred, pledged, encumbered or otherwise disposed of (whether voluntarily or involuntarily, directly or indirectly, by operation of law, or otherwise) except pursuant to registration under the Securities Act and applicable state securities laws or pursuant to exemptions from such registrations. The Company may condition the sale, assignment, transfer, pledge, encumbrance or other disposition of such shares not issued pursuant to an affective and current registration statement under the Securities Act and all applicable state securities laws on the receipt from the party to whom the shares of Common Stock are to be so transferred of any representations or agreements requested by the Company to permit such transfer to be made pursuant to exemptions from registration under the Securities Act and applicable state securities laws.

      9.3 Legends. Unless a registration statement under the Securities Act is in effect with respect to the issuance or transfer of shares of Common Stock under the Plan, each certificate representing any such shares shall be endorsed with a legend in substantially the following forms, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary;

      THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.


ARTICLE 10. AMENDMENT, MODIFICATION AND TERMINATION

      The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Options under the Plan shall conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendment shall be effective, without approval of the stockholders of the Company, if stockholder approval of the amendment is then required pursuant to Rule 16b-3 of the Securities and Exchange Commission or Section 422A of the Code or under the applicable rules, regulations or requirements of any securities exchange. No termination, suspension or amendment of the Plan shall alter or impair any outstanding Options without the consent of the Participant affected thereby; provided, however, that this sentence shall not impair the right of the Committee to take whatever action it deems appropriate under Section 4.3 or Article 11 of the Plan.

ARTICLE 11. CHANGE IN CONTROL

      11.1  Change in Control.   For purposes of this Article 11, "Change in
Control" means any one or more of the following events: (a) the sale, lease, exchange or other transfer of all or substantially all of the assets or business of the Company (in one transaction or in a series of related transaction) to any "person" within the meaning of Section 14(d) of the Exchange Act, other than the Company, a Subsidiary or any employee benefits plans sponsored by the Company or any Subsidiary; (b) the approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or (c) a change in control of the Company of a nature that would be required to be reported (assuming such event has not been "previously reported") in response to Item 1(a) of the Current Report on Form 8-K, pursuant to Section 13 or 15(d) of the Exchange Act, regardless of whether the Company is then subject to such reporting requirements; provided that, without limitation, such a Change in Control shall be deemed to have occurred at such time as: (x) any "person" within the meaning of Section 14(d) of the Exchange Act, other then the Company, a Subsidiary or any employee benefit plans sponsored by the Company or any Subsidiary is becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of twenty percent or more of the Common Stock or of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors; or (y) individuals who constitute the Board on July 1, 2000, cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least three quarters of the directors comprising the Board on July 1, 2000 (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination ) shall be, for purposes of this clause (y) and the following sentence, considered as though such person were a member of the Board on July 1, 2000. Notwithstanding anything in the foregoing to the contrary, no Change in Control shall be deemed to have been approved by the affirmation vote of at least a majority of the members of the Board on the effective date of the Plan.

      11.2 Acceleration of Vesting. If a Change in Control of the Company shall occur, then, without any action by the Committee or the Board, all outstanding Options shall become immediately exercisable in full and shall remain exercisable during the remaining term thereof, whether or not the Participants to whom such Options have been granted remain employed by the Company or a Subsidiary.


ARTICLE 12. EFFECTIVE DATE OF THE PLAN

      12.1 Effective Date. The Plan is effective as of July 20, 2000, the date it was adopted by the Board.

      12.2 Duration of the Plan. The Plan shall terminate at midnight on July 21, 2010, and may be terminated prior thereto by Board action, and no Option shall be granted after such termination and, notwithstanding the foregoing, no Incentive Stock Options shall be granted after the expiration of ten years from the date of adoption of the Plan. Options outstanding at Plan termination may continue to be exercised in accordance with their terms.


ARTICLE 13. MISCELLANEOUS.

      13.1  Construction and Headings.   The use of a masculine gender herein
shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary. The headings of the Articles, Sections and their subparts in the Plan are for convenience of reading only and are not meant to be of substantive significance and shall not add or detract from the meaning of such Article, Section or subpart.

      13.2 Expenses of Administration. Any and all expenses of administering the Plan shall be borne by the Company.

      13.3 Public Policy. No person shall have any claim or right to receipt of an Option if, in the opinion of counsel to the Company, such receipt conflicts with law or is opposed to governmental or public policy.

      13.4 Governing Law. The place of administration of the Plan shall be conclusively deemed to be within the State of Minnesota, and the rights and obligations of any and all persons having or claiming to have an interest herein or hereunder or under any Option Agreement shall be governed by and construed exclusively and solely in accordance with the laws of the State of Minnesota (without regard to the conflict of laws provisions of any jurisdiction), in all respects, including, without limitation, matters relating to the validity, construction, interpretation, administration, effect, enforcement and remedies of the Plan and its rules and regulations, except to the extent that the domestic corporation laws of the Company's or Subsidiary's state of incorporation control the internal affairs of the Company or any Subsidiary.

      13.5 Successors and Assigns. This Plan shall be binding upon and inure to the benefit of the successors and permitted assigns of the Company and each Subsidiary, including, without limitation, whether by way or merger, consolidation, operation of law, assignment, purchase or other acquisition of substantially all of the assets or business of the Company or Subsidiary, and any and all such successors and assigns shall absolutely and unconditionally assume all of the Company's and the Subsidiary's obligations hereunder; provided, however, that this provision shall not apply with respect to the successors or permitted assigns of a Subsidiary in the event that, prior to a Change in Control the Subsidiary is sold, merged, contributed or in any other manner transferred or for any other reason ceases to be a Subsidiary of the Company.

      13.6 Survival of Provisions. The rights, remedies, agreements, obligations and covenants of the parties contained in or made pursuant to the Plan, any Option Agreement and any other notices or agreements in connection therewith, including, without limitation, any notice of exercise of an Option, shall survive the execution and delivery of such notices and agreements and the exercise of any Option, the payment of the Option exercise price and the delivery and receipt of the Option shares, and shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Stock Option Plan effective as of the day and year first above written.


            WHY USA Financial Group, Inc.

                   /s/ Greg Miller
            By    __________________________


                   President
            Its   __________________________

                   7/21/2000
            Date: _________________________